VARIABLE ESTATE DESIGNSM
Flexible Premium Variable Life Insurance Policies Issued by ReliaStar Life Insurance Company of New York and its ReliaStar Life Insurance Company of New York Variable Life Separate Account I
Supplement dated June 13, 2002 to the Prospectus dated May 1, 2002
This supplement updates and replaces certain information contained in your May 1, 2002, prospectus. Please read it carefully and keep it with your prospectus for future reference.
The following sentences are hereby added to and replace the last sentence in the fifth paragraph in the "Distribution of the Policies" subsection on page 59 of the prospectus:

We may make loans to agents/registered representatives, or advance commissions in anticipation of future receipt of premiums (a form of lending to agents/registered representatives). These loans may have advantageous terms, such as interest rate reduction and/or principal forgiveness, that may be conditioned on insurance sales.

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